Fellow Shareholders,
The Net Asset Value of the Texas Opportunity Fund on
December 31, 1996 was $10.73. For the fourth quarter, your fund was up 1.1% compared to a 7.1% total return for the Martin Capital Management Texas 250 Index and 8.3% for the S&P 500. Since the fund's inception on August 30, 1996, the Texas Opportunity Fund is ahead 7.3%, while the MCM Texas 250 and the S&P 500 increased 11.7% and
14.4%, respectively.
Between December 31 and closure of the fund in early
February, the fund was up 3.5%%.
As you are aware, the Texas Opportunity Fund ceased operations in February 1997. The primary reason for this decision was the fund's not attracting assets quickly enough to justify the ongoing operating expenses. Closing the fund was a disappointment to us, as I'm sure it was to you as well.
The performance of the fund did not contribute to the decision to close the fund. Four months is not sufficient time to judge any investment, investment manager. Our reason for establishing, and presumably your reason for investing in, a mutual fund focusing on Texas based companies was that Texas has a more robust and rapidly growing economy than the nation at large. As that rapid growth continues, companies in Texas should perform better than companies in other parts of the country.
Economic growth, and its translation into superior investment performance of the companies generating that growth, is a process measured in years, not months.
We at Martin Capital Management thank you for investing your money in the Texas Opportunity Fund. We apologize for the inconvenience of having to close the fund. Please do not hesitate to contact us if you have any questions or comments about the Texas Opportunity Fund.
Sincerely,
Paul Martin
         Chief Investment Officer

short-Term Investments - 8.4%
	Share Amount	Issues			Value ($)	Assets
	13,977		Bank of Boston Purchase	13,977		8.4%
			Total Cash &
			Cash Equivalents		13,977		8.4%

Common Stocks - 99.8%

Building Materials
	100 		Centex Corp.		3,763		2.3
	100		Texas Industries		5,063		3.1
	100		US Home*		2,600		1.6
						11,426

Computer & Software
	100		BMC Software*		4,138		2.5
	100		Compaq*		7,425		4.5
	100		Dell Computer*		5,313		3.2
	200		STB Systems*		4,050		2.4
	50		Texas Instr*		3,188		1.9
						24,114

Commercial Services
	100		Service Cp Int'l		2,800		1.7
	100		Sterling Software*	3,163		1.9
	400		Thomas Group*		3,600		2.2
						9,563

Cosmetics
	200		Helen of Troy*		4,400		2.7

Electric
	100		Applied Mat*		3,594		2.2
	300		Cyrix Corp*		5,325		3.2
	200		Dallas Semi*		4,600		2.8
						13,519

Financial
	100		American Genl		4,088		2.5
	200		Coastal Bancorp*	4,575		2.8
	200		First USA		6,925		4.2
	300		Southwest Sec*		4,500		2.7
	300		Westbridge Cap*		2,925		1.8
						23,013




Manufacturing
	100		Cooper Ind.		4,213		2.5
	248		Champion Ent*		4,836		2.9
						9,049

Medical
	200		Prime Medical*		2,175		1.3

Oil/Gas
	100		Andarko Pet		6,475		3.9
	100		Baker Hughes		3,450		2.1
	100		Enron			4,313		2.6
	100		Transocean Offshore	6,263		3.8
	100		Southern Union*		2,200		1.3
	200		Tesoro Pet*		2,800		1.7
	100		Valero Energy		2,863 		1.7
						28,364

Pipes
	1000		Kaneb Services*		3,250		2.0
	100		Quanex Corp.		2,738		1.7
						5,988

Retail
	200		Schlotsky's*		2,000		1.2
	200		Comp USA*		4,150		2.5
	200		Pier One Imports.	3,525		2.1
	200		Whole Foods*		4,500		2.7
						14,175

Transportation
	50		AMR*			4,406		2.7
	200		Southwest Air		4,425		2.7
						8,831

Utilities
	100		SBC Commun		5,175		3.1
	200		TNP Enterp		5,475		3.3
						10,650

Total Common Stocks	(Cost $159,375)		165,261

Total Investment Portfolio				179,238
   Cash and Other Assets Less Liabilities		-13,689
Net Assets - 100%				165,549
    *Non-income producing security.

Assets:

Investments at Market Value				$165,261
Cash & Equivalent				           	13,977
Dividends Receivable				            	35
Interest Receivable				            	178
Total Assets					             	$179,451

Liabilities:

Operating Expenses		             			256
Management Fee					                	366
12b-1 Fee					                      	66
Securities for Securities Purchased 12,910
Custodian Fees					                	304
Total Liabilities					             	13,902

Net Assets					                  	$165,549


Summary of Net Assets
Par Value @ .001                  					$15
Capital in Excess of Par		      			159,890
Accumulated Undistributed Net Income		(249)
Accumulated Undistributed Realized Gain/Loss		0
Net Unrealized Appreciation		       		5893
Distribution Paid					                  	0
Net assets applicable to outstanding shares			$165,549

Shares Outstanding	         				15,431.677
Net asset value and redemption
 price per share	                  	$10.72



Statement of Operations for the six months ended 12/31/96
Investment Income
Dividends			               	$286
Interest				                	178

Total Investment Income   			464

Expenses
Operating Expense		         	256
Management Fee			           	366
12B-1 Fee			                 	91
Total Expenses			           	713


Net Investment Loss		      	(249)

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss)    			0
Unrealized Gain (Loss)		  	5,893
Net Gain on Investments		 	5,893

Operations:
Net Investment Income    			(249)
Net Realized gain (Loss)	    		0
Unrealized Gain (Loss)		  	5,893
Increase (Decrease)
 In Net Assets from
 Operations               	5,644

Statement of Changes in Net Assets
Operations
Net Investment Income			(249)
Net Realized Gain (Loss)			0
Unrealized Gain (Loss)			5,893
Increase (Decrease) in
Assets from Operations			5,644

Decrease in Net Assets from OperationsDistributions to Shareholders

Net Investment Income		   		0
Net Realized Gain on
 Investments             			0
Return of Capital				      	0
Decrease in Net Assets
 from Distributions	       	0

Capital Share Transactions
Shares Sold	      				159,905
Shares Redeemed			        		0
Distributions Reinvested				0
					                	159,905
Total Increase in
 Net Assets	        		165,549

Net Assets
Beginning of Period     				0
End of Period		    			165,549


Capital Share Transactions (Shares)
Shares Sold		    			6,631.677
Shares Redeemed		        			0
Distributions Reinvested				0
Increase (Decrease)
 in Shares       			6,631.677

Financial Highlights

For a Fund share outstanding throughout each period
			                                                		Period
				                                                	Ended
	                                              				12/31/96
Net asset value, beginning of period                	$10.00

Income from investment operations:
Net investment income (loss)                        		(0.04)
Net Realized and unrealized gain	                     	0.76
(loss) on investments
Total from investment income                          		.72
Less Distributions		                                     	0
Distributions from net		                                 	0
Investment income

NAV end of period	                                  		10.72

Total Return	                                       			7.20%

Ratios/ Supplemental Data
Net Assets -- End of Period	                       	165,549

Ratios to average net assets
Expenses*                                          				1.95%
Net investment income (loss)	                        	(0.04)
Portfolio Turnover		                                     	0

*Annualized

1.  Summary of Organization and Significant Accounting
Policies

Organization:
Texas Capital Value Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. The Texas Opportunity Fund
(the "Fund") is a non-diversified series of the Company. The Fund's investment operations commenced on August 30, 1996 and ceased operations February 5, 1997

Accounting Policies:
The policies described below are followed consistently by the Fund in preparation of its financial statements in conformity with generally accepted accounting principles.

Security Valuation:
Securities traded on a principal stock exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price.
Temporary cash investments are valued at cost plus accrued interest which approximates market.

Security transactions and investment income:
Security transactions are accounted for on a trade date plus one day basis, as is industry practice. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from securities transactions are reported on an identified cost basis.

Distributions to shareholders:
Dividends from net investment income to shareholders and distributions from realized gains on sales of securities are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ with generally accepted accounting principles. These "book/tax" differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require a reclassification.

	Federal income taxes:
The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

	Cash & cash equivalents:
The Fund has defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

2.  	Securities Transactions

Purchases and sales:
The aggregate cost of purchases of unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940, ownership of 5% or more of the outstanding common stock of the issuer) for the period ended December 31, 1996, was $165,267 and $0, respectively. The portfolio of stocks was completely liquidated by February 5, 1997. All the companies were unaffiliated.

3. 	Investment Advisory Services and Distribution Agreement

The Fund has an Investment Advisory Agreement with Martin Capital Management (the "Adviser") for investment advice and certain management functions. From the inception of the Fund through February 5, 1997, the cessation of Fund operations, the terms of the Investment Advisory Agreement provided for a monthly fee of 1/12 of 1.7% (an annual fee rate of 1.7%) on the first five million dollars ($5,000,000) of the average daily net assets of the Fund payable each month. Such fees shall be accrued daily and payable monthly in arrears on the first day of
each calendar month.   Additionally, under the terms of the
Investment Advisory Agreement, the Advisor pays administrative expenses on behalf of the Fund.

Pursuant to a distribution agreement, which was executed on October 12, 1995, Choice Investments, Inc., a registered broker-dealer and an affiliate of the Fund, receives and retains the portion of the sales load which is imposed on sales of shares and not reallowed to other dealers. For the semi-annual period ended December 31, 1996, Choice Investments, Inc. has advised the Fund that as underwriter and distributor it retained sales charges of $124.

4.    Related Party Transactions
Choice Investments, Inc., the Company's Distributor, was paid no commissions for executing Fund transactions.

5.   Transaction Related Custodial Expenses

Bank of Boston, N.A. serves as custodian for the Fund.  For
these services Bank of Boston, transaction related fees of $664 were accrued from Fund inception to Fund closure, February 5,
1997







For Questions Regarding:
Management of Portfolio
(512) 477-5855

Shareholder Accounts/Account Set-Up
(800)  628-4077

Texas Opportunity Fund

Semi-Annual Report
December 31, 1996


        This report is for the shareholders of the Texas Opportunity Fund. Its use in connection with any offering of the Company's shares is authorized only in case of a concurrent or prior delivery of the Company's
current prospectus.   Choice Investments, Inc. is the Distributor of
the Company.

  The Fund commenced operations on August 30, 1996